EXHIBIT 24
LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Profit-Sharing and 401(k) Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	December 22, 1999	s/Jerome B. Arends
Jerome B. Arends

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Profit-Sharing and 401(k) Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	December 22, 1999	s/K. Timothy Bull
K. Timothy Bull

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Profit-Sharing and 401(k) Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	December 22, 1999	s/Fred J. Finkbeiner
Fred J. Finkbeiner

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Profit-Sharing and 401(k) Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	December 22, 1999	s/Gary Gust
Gary Gust

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Profit-Sharing and 401(k) Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	December 22, 1999	s/Ronald L. Hansen
Ronald L. Hansen

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Profit-Sharing and 401(k) Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	December 22, 1999	s/Robert C. Humphreys
Robert C. Humphreys

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Profit-Sharing and 401(k) Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	December 22, 1999	s/Ben J. Landheer
Ben J. Landheer

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Profit-Sharing and 401(k) Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	December 22, 1999	s/Dennis C. Nelson
Dennis C. Nelson

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Profit-Sharing and 401(k) Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	December 22, 1999	s/John J. Niederer
John J. Niederer

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Profit-Sharing and 401(k) Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	December 22, 1999	s/Paul K. Spoelman
Paul K. Spoelman

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Profit-Sharing and 401(k) Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	December 22, 1999	s/Donald Swanson
Donald Swanson

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint Richard L. Edgar and Michael E. McHugh, and either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., a Form S-8 Registration Statement of Valley Ridge Financial Corp. relating to shares of Common Stock to be issued pursuant to the Valley Ridge Financial Corp. Profit-Sharing and 401(k) Plan, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	December 22, 1999	s/Donald VanSingel
Donald VanSingel